UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 28, 2014 (August 27, 2014)
Education Management Corporation
(Exact name of registrant as specified in charter)
Pennsylvania
(State or Other Jurisdiction of Incorporation)
(Commission File Number) 001-34466    (IRS Employer Identification No.) 25-1119571
(Address of principal executive offices)
210 Sixth Avenue
Pittsburgh, Pennsylvania, 15222
(Registrant’s telephone number, including area code) (412) 562-0900
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 8.01 - Other Events.

On August 27, 2014, Education Management LLC and Education Management Finance Corp. (together, the “Issuers”), each indirect wholly-owned subsidiaries of Education Management Corporation, issued a press release announcing that they have commenced a solicitation of consent to amend the indenture governing their Senior Cash Pay/PIK Notes Due 2018.
A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits.
The following exhibit is filed as part of this report:
99.1    Press Release of Education Management LLC and Education Management Finance Corp., dated August 27, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 28, 2014
Education Management Corporation
By:    /s/ J. Devitt Kramer
Name: J. Devitt Kramer
Title: Senior Vice President, General Counsel               and Secretary